Contact:
Jon Mills
Director, External Communications
(317) 658-4540
Jon.mills@cummins.com

For Immediate Release

November 10, 2015

Cummins discusses plans to drive shareholder value at meeting with investment community

Board authorizes new $1 billion share repurchase program

New York, NY – At a meeting with analysts and shareholders today, members of the senior leadership team of Cummins Inc. (NYSE: CMI), a global power leader, shared their plans to generate profitable growth and strong returns on capital to drive shareholder value. In addition, the Board of Directors of Cummins approved a new $1 billion share repurchase program, effective today, to commence upon the completion of the existing $1 billion share repurchase program, which was approved in July 2014. The approval of the new share repurchase program is consistent with the Company’s plans to return 50 percent of Operating Cash Flow to shareholders.

At the meeting, Cummins Chairman and Chief Executive Officer Tom Linebarger, President and Chief Operating Officer Rich Freeland and Chief Financial Officer Pat Ward discussed plans to reduce costs and drive operational improvements as challenging conditions in a number of important markets are expected to reduce Cummins’ 2016 revenues by at least five percent from 2015. The Company also intends to make disciplined investments in organic growth opportunities, partnerships and acquisitions to continue its strong track record of delivering high returns.

“By making good strategic choices, adjusting our cost structure quickly and operating our business well during periods of weak demand, we will position Cummins for stronger performance when markets improve, as we have demonstrated in prior cycles,” said Tom Linebarger, Chairman and CEO. “We will add adjacent growth platforms through the successful launch of new products, by leveraging existing partnerships and pursuing acquisitions that offer high return on capital.”

Webcast information
A copy of the presentation used in the meeting and a replay of the webcast are available here or by visiting investor.cummins.com.

About Cummins
Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service diesel and natural gas engines and related technologies, including fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana, (USA) Cummins currently employs approximately 54,600 people worldwide and serves customers in approximately 190 countries and territories through a network of approximately 600 company-owned and independent distributor locations and approximately 7,200 dealer locations. Cummins earned $1.65 billion on sales of $19.2 billion in 2014. Press releases can be found on the Web at www.cummins.com. Follow Cummins on Twitter at www.twittter.com/cummins and on YouTube at www.youtube.com/cumminsinc.

Forward-looking disclosure statement
Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future.  These forward looking statements include, without limitation, statements relating to our plans and expectations for our revenues for the full year of 2015.  Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: the adoption and implementation of global emission standards; the price and availability of energy; the pace of infrastructure development; increasing global competition among our customers; general economic, business and financing conditions; governmental actions; changes in our customers’ business strategies; competitor pricing activity; expense volatility; labor relations; and other risks detailed from time to time in our Securities and Exchange Commission filings, including particularly in the Risk Factors section of our 2014 Annual Report on Form 10-K.  Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.

Presentation of Non-GAAP Financial Information
EBIT is a non-GAAP measure used in this release, and is defined and reconciled to what management believes to be the most comparable GAAP measure in a schedule attached to this release. Cummins presents this information as it believes it is useful to understanding the Company's operating performance, and because EBIT is a measure used internally to assess the performance of the operating units.